UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 11, 2010
VION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Science Park, New Haven, CT	06511

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 498-4210
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
As previously disclosed, on December 17, 2009, Vion Pharmaceuticals, Inc. (the “Registrant”) filed a voluntary petition seeking relief pursuant to chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Court) (Consolidated Case No. 09-14429). On February 11, 2010, the Registrant filed with the Court a Chapter 11 Plan of Liquidation (the “Plan”) and a related disclosure statement (the “Disclosure Statement”) pursuant to Chapter 11. Copies of the Plan and the Disclosure Statement are attached hereto as Exhibit 99.1 and 99.2, respectively.
The Registrant recommends that its stakeholders refer to the limitations and qualifications included in the Plan and the Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of an amendment to the Plan, actions of third parties, or otherwise.
Bankruptcy law does not permit solicitation of acceptances of the Plan until the Court approves the Disclosure Statement. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and if confirmed by the Court. There can be no assurance that the Court will approve the Disclosure Statement, that the Registrant’s stakeholders will approve the Plan, or that the Court will confirm the Plan.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Chapter 11 Plan of Liquidation, filed February 11, 2010

99.2	Disclosure Statement for Registrant’s Chapter 11 Plan of Liquidation, filed February 11, 2010

Limitation on Incorporation by Reference
The Plan and Disclosure Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the Plan and Disclosure Statement or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements
This Current Report on Form 8-K and its exhibits contain forward-looking statements that are subject to certain risks and uncertainties that could cause the Registrant’s plans or actual results to differ materially from those projected, including the Registrant being unsuccessful in selling its assets or engaging in another transaction in bankruptcy, the FDA failing to approve a Special Protocol Assessment for a Phase III randomized trial for Onrigin™ , the Registrant not obtaining court approval of its motions in the Chapter 11 proceeding pursued by it from time to time, the Registrant’s ability to develop, pursue, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case, the Registrant’s ability to retain and compensate key executives and other key employees, the Registrant’s ability to maintain relationships with its licensor and vendors, the potential inability to secure external sources of funding to continue operations, the inability to access capital and funding on favorable terms, continued operating losses and the inability to continue operations as a result, and a variety of other risks set forth from time to time in the Registrant’s filings with the Securities and Exchange Commission, including but not limited to the risks attendant to the forward-looking statements included under Item 1A, “Risk Factors” in the Registrant’s Form 10-K for the year ended December 31, 2008 and the Registrant’s Form 10-Q for the quarter ended September 30, 2009.
The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the “Act ”) and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking statements. Except in special circumstances in which a duty to update arises under law when prior disclosure becomes materially misleading in light of subsequent events, the Registrant does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: February 18, 2010	By:	/s/ Howard B. Johnson
		Name:	Howard B. Johnson
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Chapter 11 Plan of Liquidation, filed February 11, 2010

99.2	Disclosure Statement for Registrant’s Chapter 11 Plan of Liquidation, filed February 11, 2010